SIXTH AMENDMENT OF AND WAIVER UNDER AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT OF AND WAIVER UNDER AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into effective October 14, 2008, between ALAMO GROUP INC., a Delaware corporation (“Borrower”), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, “Administrative Agent”).

R E C I T A L S

A.        Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the “Credit Agreement”), providing for a revolving line of credit and a letter of credit facility.

B.         Borrower has informed Administrative Agent and Lenders that (a) Borrower intends to (i) convert the current Obligated Group member,  Alamo Group (TX), L.P. into a corporation with the name of Alamo Industrial, Inc., a corporation organized under the laws of the State of Texas (the “Conversion”) and (ii) dissolve Alamo Capital LLC, Alamo Group Holdings, L.L.C., ALG Holdings, L.L.C., ALG Personnel Management, L.L.C., Electronic Parts Counter, Inc., Hershel-Adams Inc., and Vacall Industries, Inc. (collectively, the “Dissolutions”), and (b) Borrower previously merged Alamo Group (KS) Inc. with and into Henke Manufacturing Corporation (the “Merger”).

C.         Borrower has requested that Administrative Agent and Lenders agree to release Vacall Industries, Inc., Alamo Group (KS) Inc., Alamo Group Holdings, L.L.C., Hershel-Adams Inc., and Alamo Capital LLC from their respective Guaranties (the “Guarantor Release”).

D.        Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

E.         Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments to the Credit Agreement.

(a)        Section 1 of the Credit Agreement is hereby amended to delete the definitions of “Obligated Group” and “Operating Cash Flow” in their entirety and replace such definitions with the following:

Sixth Amendment

“Obligated Group” means the Company, Alamo Group (IA) Inc., a Nevada corporation; Alamo Group (SMC) Inc., a Nevada corporation; Alamo Industrial, Inc., a Texas corporation, successor in interest by conversion to Alamo Group (TX) L.P.; Alamo Group (USA) Inc., a Delaware corporation; Alamo Sales Corp., a Delaware corporation; Alamo Group (IL) Inc., a Delaware corporation, f/k/a M&W Gear Company; Schulte (USA) Inc., a Florida corporation; Schwarze Industries, Inc., an Alabama corporation; Tiger Corporation, a Nevada corporation; Alamo Group Services Inc., a Delaware corporation; Gradall Industries, Inc., formerly known as Alamo Group (OH) Inc., a Delaware corporation; NP Real Estate Inc., an Ohio corporation; Henke Manufacturing Corporation, a Kansas corporation; Nite-Hawk Sweepers, LLC, a Washington limited liability company; and any such other Person that the Company requests be included in the Obligated Group on the prior written approval of the Required Lenders, which approval shall not be unreasonably withheld.

“Operating Cash Flow” means, for the Company and its Consolidated Subsidiaries, for any period, the sum of Net Income, less income or plus loss from discontinued operations and extraordinary items, less gains or plus losses from the sale of assets, plus income tax expense, plus interest expense, plus depreciation, depletion, amortization and other non-cash charges, plus Target Operating Cash Flow, and plus the Rivard Operating Cash Flow with respect to such period, each as determined in accordance with GAAP and each for the twelve (12) month period ended as of the date of determination.

(b)        Section 1 of the Credit Agreement is hereby amended to add the following new definition in the correct alphabetical order:

“Rivard Operating Cash Flow” means an amount equal to (a) as of the fiscal quarter ended June 30, 2008, $4,725,000, (b) as of the fiscal quarter ended September 30, 2008, $ 3,803,000, (c) as of the fiscal quarter ended December 31, 2008, $1,896,000, (d) as of the fiscal quarter ended March 31, 2009, $871,000, and (e) for the fiscal quarter ended June 30, 2009, and each quarter thereafter, the actual Operating Cash Flow of Rivard Developpment SAS, a French Societe Par Actions Simplifee for the four (4) quarter period ended immediately prior to the date of determination.

2.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        All references in the Loan Documents to any Original Note shall include references to the Amended and Restated Notes as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(c)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3.         Consents and Waivers.

(a)        Section 9.07 of the Credit Agreement would prohibit the Conversion, the Dissolution, and the Merger. Subject to the terms and conditions of this Amendment, Required Lenders hereby consent to the Conversion, the Dissolutions, and the Merger, and waive any Potential Default or Event of Default that would arise solely as a result of the Conversion, the Dissolution, or the Merger.

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Sixth Amendment

(b)        Section 12.01(a) of the Credit Agreement would prohibit the Guarantor Release without the consent of all Lenders. Each of the Lenders hereby consent to the Guarantor Release, and hereby authorize Administrative Agent to execute, on behalf of Lenders, such documents as Administrative Agent deems necessary to effect such Guarantor Release.

4.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except (i) to the extent specifically limited by the terms of such Guaranties, assurances or Liens (if any), or (ii) as otherwise permitted in this Amendment), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

5.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) each of the items and documents listed on Exhibit A (the “Amendment Documents”) have been duly authorized, executed, and delivered by Borrower and each Guarantor, as applicable; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower and each Guarantor; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor of the Amendment Documents does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

6.         Conditions.  This Amendment shall not be effective unless and until:

(a)        the Administrative Agent shall have received each of the Amendment Documents, each acceptable to Administrative Agent in its sole discretion;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c)        after giving effect to this Amendment, no Potential Default or Event of Default exist.

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Sixth Amendment

7.         Industrial Documents.  Borrower shall, or shall cause Alamo Industrial, Inc. (“Industrial”) to, deliver to Administrative Agent no later than the date that is thirty (30) days after the date of this amendment, each of the following:  (a) Officer’s Certificate for Industrial, certifying as to (i) the constituent documents of Industrial, (ii) the incumbency of the officer’s of Industrial authorized to execute Loan Documents on behalf of Industrial, and (iii) resolutions of the Board of Directors (or equivalent governing body) of Industrial authorizing the Loan Documents executed by Industrial; (b) Guaranty Agreement executed by Industrial; and (c) a Certificate of Existence and Good Standing for Industrial, issued by the Secretary of State of the State of formation of Industrial, as of a date that is not more than thirty (30) days prior to the date of this Amendment.  Failure to provide any of the documents listed in this Section 7 by the date listed above shall be an Event of Default under the Credit Agreement.

8.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

9.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.       Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

11.       Entireties.  The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten agreements between the parties.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow.]

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Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,

a Delaware corporation

By:

Robert H. George

Vice President

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Suzanne Paul, Vice President

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,

as a Lender

By:

Susan Jarboe, Vice President

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK, as a Lender

By:

            Jennifer Stewart, Vice President

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, as a Lender

By:

            Mike McConnell, Senior Vice President

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as a Lender

By:

                                    Name:

                                    Title:

By:

                                    Name:

                                    Title:

Signature Page to Sixth Amendment

SIGNATURE PAGE TO SIXTH AMENDMENT OF

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN

ALAMO GROUP INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

ALAMO CAPITAL LLC, successor in interest
by conversion to Alamo Capital, Inc.,

a Nevada limited liability company

By:

Robert H. George

Vice President – Administration

ALAMO GROUP (IA) INC.,

a Nevada corporation

By:

Robert H. George

Vice President – Administration

ALAMO GROUP (SMC) INC.,

a Nevada corporation

By:

Robert H. George

Vice President – Administration

ALAMO GROUP (TX) L.P.,

a Delaware limited partnership

By: Alamo Group Holdings, LLC,

a Delaware limited liability company,

its General Partner

By:

Robert H. George

Vice President – Administration

ALAMO GROUP (USA) INC.,

a Delaware corporation

By:

Robert H. George

Vice President – Administration

ALAMO GROUP HOLDINGS, L.L.C.,

a Delaware limited liability company

By:

Robert H. George

Vice President – Administration

Signature Page to Sixth Amendment

ALAMO SALES CORP.,

a Delaware corporation

By:

Robert H. George

Vice President – Administration

ALAMO GROUP (IL) INC., f/k/a M&W Gear
Company, a Delaware corporation

By:

Robert H. George

Vice President ‑ Administration

SCHWARZE INDUSTRIES, INC.,

an Alabama corporation

By:

Robert H. George

       Vice President – Administration

ALAMO GROUP SERVICES, INC.,

a Delaware corporation

By:

Robert H. George

       Vice President – Administration

VACALL INDUSTRIES, INC., f/k/a Alamo
Group (AL) Inc., a Delaware corporation

By:

Name:

      Title:

NIGHT-HAWK SWEEPERS, LLC, a
Washington limited liability company

By:

Name:

Title:

HERSCHEL‑ADAMS INC.,

a Nevada corporation

By:

Robert H. George

Vice President – Administration

SCHULTE (USA) INC.,

a Florida corporation

By:

Robert H. George

Vice President – Administration

TIGER CORPORATION,

a Nevada corporation

By:

Robert H. George

Vice President ‑ Administration

GRADALL INDUSTRIES, INC., formerly
known as Alamo Group (OH) Inc., a Delaware
corporation

By:

Name:

      Title:

NP REAL ESTATE Inc., an Ohio corporation

By:

Name:

      Title:

HENKE MANUFACTURING
CORPORATION, a Kansas corporation,
successor in interest by merger to Alamo Group
(KS), Inc.

By:

Name:

      Title:

Signature Page to Sixth Amendment

EXHIBIT A

AMENDMENT DOCUMENTS

1.         Amendment; and

2.         Such other items and documents as Administrative Agent and Lenders shall reasonably request. A-213133.4

EXHIBIT A

2